Fourth Quarter and Full-Year 2018 Earnings Conference Call Melinta Therapeutics, Inc. THE ANTIBIOTICS COMPANY .

Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements that involve a number of risks and uncertainties. All statements other than statements of historical facts contained in this presentation, including statements regarding our strategy, future operations, future financial position, future cash flows, future revenue, projected costs, prospects, plans, objectives of management and expected market growth, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise. Risks and uncertainties for Melinta Therapeutics, Inc. (the “Company”) are more fully described in the Company’s recent filings with the SEC, including but not limited to its Annual Report on Form 10-K for the year ended December 31, 2018, and Revised Definitive Proxy Statement filed January 29, 2019. . 2

Fourth Quarter and Full-Year 2018 Earnings Conference Call: Agenda 2018 Year in Review John H. Johnson, Chief Executive Officer Fourth Quarter and Full-Year 2018 Financial Results & Guidance Peter Milligan, Chief Financial Officer 2019 Catalysts John H. Johnson, Chief Executive Officer . 3

2018 Year in Review John H. Johnson, Chief Executive Officer . 4

Melinta in 2018 • Continued integration of Cempra merger and infectious disease business of The Medicines Company Scaled Business • Grew commercial portfolio to four products, including two launch products Operations • Enhanced commercial resources, including experienced anti-infectives sales, medical affairs, marketing, market access and analytics teams • Executed ex-US license agreements • Positive top-line results for Baxdela® CABP Phase III study Clinical and • First ex-US approval of Baxdela in Argentina for ABSSSI Regulatory Progress • Vabomere® received European Commission approval for five indications • Published Tango II results and received NTAP designation for Vabomere • Major cost structure redesign in Q4 will provide significant YOY opex reductions • Secured up to $135M convertible loan funding: Improved Liquidity • Closed first $75M in February 2019 • Remaining $60M expected to be drawn by early July 2019, subject to closing conditions • Plans to secure working capital revolver of up to $20M in Q2 2019 . 5

Industry Leading Portfolio of Branded Antibiotics Antibiotics for Serious Infections Broad Spectrum Gram Positive Gram Negative Well-established Single dose treatment Developed to One of a limited quinolone drug class of ABSSSI, incl. those address KPC- number of options caused by MRSA mediated resistance for Acinetobacter Only approved infections fluoroquinolone for Allows for treatment Combines treatment of ABSSSI in outpatient settings meropenem with Established drug- that covers MRSA novel BLI class and well- One time dosing vaborbactam for understood Minimal potential for ensures patient treatment of cUTI utilization patterns drug interactions adherence Largest study Straightforward dosing population of for patients with patients with CRE comorbidities 6

Commercial Product Sales Overview Net Product Sales (in millions) FY 2018 Baxdela $6.5 Vabomere 7.4 Orbactiv 23.0 Minocin 9.7 Net Product Sales $46.6 Q4 2018 Net Product Sales up 32% from Q3 2018 Baxdela & Vabomere • Vabomere launched in Q4 2017 – 2nd half grew ~25% vs. 1st half • Q1 2018 initial stocking for Baxdela – consistent growth thereafter Orbactiv & Minocin • Simplified distribution channel in Q2 2018 – reduction in channel inventory but no impact to demand • Growth in the 2nd half leads to an expectation of strong performance in 2019 . 7

Fourth Quarter and Full-Year 2018 Financial Results & Guidance Peter Milligan, Chief Financial Officer . 8

Q4 2018 Financial Highlights Non- Metrics (in millions) GAAP Comments GAAP Total Revenue $ 35.5 $ 35.5 Excludes BARDA and Carb-X grant funding Net Product Sales 14.6 14.6 Reimbursement of development costs and Contract 2.8 2.8 regulatory support License 18.1 18.1 Regulatory milestones received from partners COGS $ 9.0 $ 5.1 IDB-related intangibles amortization Total Operating Expenses $ 66.9 $ 50.5 R&D 10.8 10.1 Stock comp and impairment charges Adjustments (net gains) to stock comp and IDB SG&A 31.0 40.5 contingent consideration Goodwill Impairment 25.1 -- Impairment charges for IDB-related goodwill . 9

Full-Year 2018 Financial Highlights Non- Metrics (in millions) GAAP Comments GAAP Total Revenue $ 96.4 $ 96.4 Excludes BARDA and Carb-X grant funding Net Product Sales 46.6 46.6 Reimbursement of development costs and Contract 11.6 11.6 regulatory support License 38.2 38.2 Regulatory milestones received from partners COGS $ 41.1 $ 24.7 IDB-related intangibles amortization Total Operating Expenses $ 213.8 $ 190.1 R&D 55.4 53.5 Stock comp and impairment charges Adjustments (net gain) to IDB contingent SG&A 133.3 136.6 consideration, partially offset by stock comp, acquisition-related charges Goodwill Impairment 25.1 -- Impairment charges for IDB-related goodwill . 10

2019 Guidance Net Product Sales of ~$65M • ~40% YOY growth • Expected growth in all four marketed products Gross margin from products of ~55%, including non-cash amortization Operating Expenses of ~$140M • G&A benefits from full integration of prior year M&A activity • R&D declines due to wind down of CABP study and Discovery Platform • Lower restructuring charges and impairment costs • Lower sales and marketing driven by lower commercial organization build- out costs and launch year marketing spending . 11

Key Financial Information Key Metrics As of 12/31/18 Total Cash and Cash Equivalents $81.8 million Gross Long-Term Debt Obligation $147.8 million Basic Shares Outstanding* 11 million Stock Options, Restricted Stock Units and Warrants 1.5 million Outstanding* . *Adjusted for one-for-five reverse stock split; full-year weighted-average share count 9.2 million 12

2019 Catalysts John H. Johnson, Chief Executive Officer . 13

2019 Potential Catalysts • Label expansion for CABP BAXDELA • European approval ABSSSI • Focus on specialty pharmacy channel, as appropriate • International license opportunities VABOMERE • Leverage NTAP designation • Promote Orbactiv value proposition ORBACTIV • Pursue shorter infusion time for Orbactiv MINOCIN • Minocin registry publication . 14